SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                    -----------------------------------






                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

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                                May 17, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)






                    O'Sullivan Industries Holdings, Inc.

           (Exact name of registrant as specified in its charter)



       Delaware                      1-12754                    43-1659062

    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)
                              1900 Gulf Street
                         Lamar, Missouri 64759-1899
                      (Address of principal executive
                                  offices)
                                (417) 682-3322

             (Registrant's telephone number, including area code)





ITEM 5. OTHER EVENTS

     On May 17, 1999, O'Sullivan Industries Holdings, Inc., a Delaware corporation ("O'Sullivan"), entered into a definitive merger agreement (the "Merger Agreement") with OSI Acquisition, Inc., a Delaware corporation ("OSI"). OSI is a newly formed corporation established by Bruckmann, Rosser, Sherrill & Co., Inc. ("BRS"). It is anticipated that members of the Company's senior management will participate in the transaction with BRS.

     Under terms, and subject to the conditions, of the Merger Agreement, in the merger (the "Merger") contemplated by the Merger Agreement, each outstanding share of common stock, par value $1.00, of O'Sullivan (other than shares held by certain members of senior management who are participating in the transaction) will be converted into the right to receive $17.50 in cash plus one share of 12% senior preferred stock (the "Senior Preferred Stock") of the surviving corporation of the Merger.

     A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated by reference. Reference is made to Exhibit 9.7 of the Merger Agreement for the terms of the Senior Preferred Stock.

     A copy of the press releases announcing the signing of the Merger Agreement, issued by O'Sullivan on May 18, 1999, are attached hereto, respectively, as Exhibit 99.1 and Exhibit 99.2, and each is incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this report on Form 8-K:

2 Agreement and Plan of Merger, dated as of May 17, 1999, between O'Sullivan Industries Holdings, Inc. and OSI Acquisition, Inc.

99.1 Text of Press Release No. 1, dated May 18, 1999, issued by O'Sullivan Industries Holdings, Inc.

99.2 Text of Press Release No. 2, dated May 18, 1999, issued by O'Sullivan Industries Holdings, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: May 19, 1999



                                         O'SULLIVAN INDUSTRIES HOLDINGS, INC.



                                         By:/s/ Rowland H. Geddie, III
                                            ---------------------------------
                                               Name:   Rowland H. Geddie, III
                                               Title:  Vice President,
                                                       General Counsel and
                                                       Secretary

                               EXHIBIT INDEX

                Exhibit                            Description
                -------                            -----------

                   2 Agreement and Plan of Merger, dated as of May 17, 1999, between O'Sullivan Industries Holdings, Inc. and OSI Acquisition, Inc.
                  99.1 Text of Press Release No. 1, dated May 18, 1999, issued by O'Sullivan Industries Holdings, Inc.
                  99.2 Text of Press Release No. 2, dated May 18, 1999, issued by O'Sullivan Industries Holdings, Inc.